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                                                                 EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
American Residential Investment Trust, Inc.:


We consent to the use of our report incorporated herein by reference.


KPMG PEAT MARWICK LLP

Orange County, California
August 14, 1998